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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              __________________

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 18, 1995

                            GANDER MOUNTAIN, INC.
            (Exact name of registrant as specified in its charter)

                                  Wisconsin
                (State or other jurisdiction or incorporation)



      0-14579                                             39-1742710
 (Commission File Number)                         (I.R.S. Employer I.D. No.)

  Highway W, P.O. Box 128
      Wilmot, Wisconsin                                        53192
 (Address of Principal Executive Offices)                    (Zip Code)


                                 414-862-2331
             (Registrant's telephone number; including area code)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GANDER MOUNTAIN, INC.
Date:  August 24, 1995
                                          BY /S/ Ralph Freitag
                                             -----------------------------
                                          Ralph Freitag, Chief Executive Officer

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